UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 16, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             001-32277                                87-0591719
      (Commission File Number)            (IRS Employer Identification No.)

     754 East Technology Avenue
             Orem, Utah                             84097
  (Address of Principal Executive                 (Zip Code)
              Offices)

                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01       Other Events

On October 19, 2007, The Federal Court of Australia New South Wales District Registry (the "Court") ruled on a request for an injunction by the Australian Competition and Consumer Commission (ACCC). The Court refused to enter an injunction which barred iMergent, Inc. (the "Company") from conducting business in Australia.

The ACCC sought a temporary injunction barring the Company from conducting business in Australia until such time as a permanent injunction is entered which would require certain actions on the part of the Company.

The Court, on a temporary basis, did not limit the Company's ability to conduct business in Australia but did require the Company to provide information to the ACCC and provide certain disclosures to purchasers. The Court has directed the parties to agree on the form of the orders giving effect to reasons by the Court, by October 26, 2007. The Court has not yet scheduled a hearing on the request for a permanent injunction.

Consequently, the Company is proceeding with the scheduled workshops in Australia during the week of October 22, 2007. The Company expects to fully comply with the orders of the Court.

On October 16, 2007, the Company received an order from the California Court of Appeals dated October 12, 2007 which denied the writ of supersedeas (Writ) filed with the California Court of Appeals. The Writ was filed in an attempt to stay enforcement of the preliminary injunction entered by the Ventura County Superior Court on the grounds that the preliminary injunction constitutes a mandatory injunction, mandating such a stay. The denial was without explanation and does not affect the Company's right to appeal the underlying ruling or the entry of the injunction.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (i) the Company's expectation that it should be able to comply with the orders of the Court, and
(ii) that the Company will conduct its scheduled workshops in Australia during the week of October 22, 2007. For further information on other risk factors, please refer to the "Risk Factors" contained in iMergent, Inc.'s Form 10-K for the year ended June 30, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information contained herein will not be incorporated by reference into any registration statement filed by iMergent, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number          Description
-------         -----------
99.1            Press release dated  October 22, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IMERGENT, INC.

                                       /s/ Robert M. Lewis
                                       ----------------------------------------
                                       By:   Robert M. Lewis, Chief Financial
                                             Officer
                                       Date: October 22, 2007